UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 18, 2003
                                                           -------------


                               CYTOGEN CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-14879                 222322400
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


650 College Road East, Suite 3100, Princeton, NJ                        08540
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (609) 750-8200
                   ------------------------------------------
                         (Registrant's telephone number,
                              including area code)



      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.   Other Events and Required FD Disclosure.

On June 18, 2003, Advanced Magnetics, Inc. ("Advanced Magnetics") and Cytogen Corporation ("Cytogen") announced in a press release the publication of clinical data in the New England Journal of Medicine showing that magnetic resonance imaging with Combidex(R), Advanced Magnetic's investigational iron oxide nanoparticle used to aid in the diagnosis of lymph node disease, allows for the noninvasive assessment of lymph nodes in patients with prostate cancer. Cytogen has a license with Advanced Magnetics for exclusive marketing rights to Combidex(R) in the United States.

Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of such press release is qualified in its entirety by reference to such document.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

               Exhibit No.       Description
               -----------       -----------

                   99.1          Press release dated June 18, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Cytogen Corporation



                                   By: /s/ Michael D. Becker
                                       ----------------------------------------
                                        Michael D. Becker,
                                        President and Chief Executive Officer


Date:  July 3, 2003